                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K/A

                                 Current Report

                                AMENDMENT NO. 1
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            APRIL 22, 1999
                                                            --------------


                              ORBCOMM GLOBAL, L.P.
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             (Exact name of registrant as specified in its charter)

       DELAWARE                                   333-11149                                    4-1698039
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(State or Other Jurisdiction                   (Commission                                     (IRS Employer
of Incorporation)                              File Number)                                 Identification No.)


                         2455 HORSE PEN ROAD, SUITE 100
                             HERNDON, VIRGINIA 20171
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 406-6000
                                                           --------------


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       The purpose of this report on Form 8-K/A is to amend the Registrant's Form 8-K filed on April 29, 1999 and file as an exhibit hereto a letter received by the Registrant from KPMG LLP in response to the statements made in
Item 4 of the Registrant's original Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired. Not applicable.

      (b)   Pro Forma Financial Information. Not applicable

      (c)   Exhibits. The following exhibit is filed with this report:

            EXHIBIT NO.          DESCRIPTION
            -----------          -----------
                16               Letter from KPMG LLP to the Securities Exchange
                                 Commission regarding Registrant's Form 8-K filed on
                                 April 29, 1999.
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SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ORBCOMM GLOBAL, L.P.


Date:  May 14, 1999                   By  /s/ SCOTT L. WEBSTER
                                         --------------------------
                                         Scott L. Webster Chairman and Chief
                                         Executive Officer


                                       3

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                                EXHIBIT INDEX

            EXHIBIT NO.          DESCRIPTION
            -----------          -----------
                16               Letter from KPMG LLP to the Securities Exchange
                                 Commission regarding Registrant's Form 8-K filed on
                                 April 29, 1999.